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                                                                 Exhibit 23.2

                     CONSENT OF INDEPENDENT ACCOUNTANTS
                            FOR USWEB CORPORATION

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of Whittman-Hart, Inc. of our report dated January 25, 1999 relating to the financial statements of USWeb Corporation, which appears in the Current Report on Form 8-K of Whittman-Hart, Inc. dated January 28, 2000.

                                         /s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
January 28, 2000